UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-3657

DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	2/28/09

ITEM 1.           REPORT TO STOCKHOLDERS

  FEBRUARY 28, 2009

Semiannual Report to Shareholders

DWS California Tax-Free Income Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

18 Portfolio Summary

19 Investment Portfolio

29 Financial Statements

34 Financial Highlights

38 Notes to Financial Statements

47 Investment Management Agreement Approval

52 Summary of Management Fee Evaluation by Independent Fee Consultant

57 Summary of Administrative Fee Evaluation by Independent Fee Consultant

58 Account Management Resources

59 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the fund, can decline and the investor can lose principal value. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read this fund's prospectus for specific details regarding its investments and risk profile. Please refer to the prospectus for further details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2009

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2008 are 1.35%, 2.15% and 2.13% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B and C shares and for the 1-year, 3-year, 5-year and 10-year periods for Class A shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/09
DWS California Tax-Free Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-1.67%	3.05%	1.66%	2.26%	3.81%
Class B	-2.04%	2.25%	.90%	1.52%	3.01%
Class C	-2.07%	2.11%	.87%	1.48%	2.99%
Barclays Capital Municipal Bond Index+	.05%	5.18%	2.95%	3.13%	4.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/09	$ 6.86	$ 6.87	$ 6.81
8/31/08	$ 7.24	$ 7.25	$ 7.19
Distribution Information: Six Months as of 2/28/09: Income Dividends	$ .15	$ .13	$ .13
Capital Gain Distributions	$ .09	$ .09	$ .09
February Income Dividend	$ .0261	$ .0218	$ .0218
SEC 30-day Yield as of 2/28/09++	3.81%	3.17%	3.18%
Tax Equivalent Yield as of 2/28/09++	6.46%	5.38%	5.39%
Current Annualized Distribution Rate (Based on Net Asset Value) as of 2/28/09++	4.96%	4.14%	4.17%
++ The SEC yield is net investment income per share earned over the month ended February 28, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.12% and 3.17% for Class B and Class C shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.09% and 4.16% for Class B and Class C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — California Municipal Debt Funds Category as of 2/28/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	13	of	120	11
3-Year	7	of	106	7
5-Year	16	of	101	16
10-Year	12	of	72	17

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS California Tax-Free Income Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/09
DWS California Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,841	$10,034	$10,677	$13,878
	Average annual total return	-1.59%	.11%	1.32%	3.33%
Class B	Growth of $10,000	$9,933	$10,091	$10,693	$13,451
	Average annual total return	-.67%	.30%	1.35%	3.01%
Class C	Growth of $10,000	$10,211	$10,264	$10,764	$13,422
	Average annual total return	2.11%	.87%	1.48%	2.99%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$10,518	$10,910	$11,667	$15,692
	Average annual total return	5.18%	2.95%	3.13%	4.61%

The growth of $10,000 is cumulative.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. Barclays Capital completed an acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2008 is 1.15% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 2/28/09
DWS California Tax-Free Income Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class S	-1.57%	3.13%	1.88%	2.44%	3.98%
Barclays Capital Municipal Bond Index+	.05%	5.18%	2.95%	3.13%	4.53%
Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.
‡ Total returns shown for period less than one year are not annualized.
* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/09	$ 6.84
8/31/08	$ 7.22
Distribution Information: Six Months as of 2/28/09: Income Dividends	$ .16
Capital Gain Distributions	$ .09
February Income Dividend	$ .0270
SEC 30-day Yield as of 2/28/09++	4.18%
Tax Equivalent Yield as of 2/28/09++	7.09%
Current Annualized Distribution Rate as of 2/28/09++	5.15%
++ The SEC yield is net investment income per share earned over the month ended February 28, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.13% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.10% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — California Municipal Debt Funds Category as of 2/28/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	12	of	120	10
3-Year	5	of	106	5
5-Year	6	of	101	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS California Tax-Free Income Fund — Class S [] Barclays Capital Municipal Bond Index+

Yearly periods ended February 28
Comparative Results as of 2/28/09
DWS California Tax-Free Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$10,313	$10,574	$11,280	$13,503
	Average annual total return	3.13%	1.88%	2.44%	3.98%
Barclays Capital Municipal Bond Index+	Growth of $10,000	$10,518	$10,910	$11,667	$14,048
	Average annual total return	5.18%	2.95%	3.13%	4.53%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.
+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. Barclays Capital completed an acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2008 to February 28, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended February 28, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 983.30	$ 979.60	$ 979.30	$ 984.30
Expenses Paid per $1,000**	$ 5.41	$ 9.18	$ 9.18	$ 4.28
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 1,019.34	$ 1,015.52	$ 1,015.52	$ 1,020.48
Expenses Paid per $1,000**	$ 5.51	$ 9.35	$ 9.35	$ 4.36
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	1.10%	1.87%	1.87%	.87%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended February 28, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 983.30	$ 979.60	$ 979.30	$ 984.30
Expenses Paid per $1,000**	$ 4.18	$ 7.95	$ 7.95	$ 3.05
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 1,020.58	$ 1,016.76	$ 1,016.76	$ 1,021.72
Expenses Paid per $1,000**	$ 4.26	$ 8.10	$ 8.10	$ 3.11
* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.85%	1.62%	1.62%	.62%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS California Tax-Free Income Fund's performance for the semiannual period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Can you characterize conditions in the municipal bond market during the semiannual period ended February 28, 2009?

A: In the aggregate, municipal bonds were essentially flat and modestly underperformed their taxable counterparts. The municipal bond market, as measured by the Barclays Capital Municipal Bond Index, returned 0.05% for the six-month period ended February 28, 2009.1 This compared to a positive 1.88% return for the broad taxable bond market for the same period, as measured by the Barclays Capital US Aggregate Index.2

The primary factor in financial market returns over the period was ongoing credit market distress that reached new levels of visibility beginning in September. First, leading investment bank Lehman Brothers failed, while global insurance conglomerate AIG was bailed out by the US Treasury. This was followed shortly by the conversion of Morgan Stanley and Goldman Sachs to bank holding companies as they sought shelter from the credit market storm, and the Federal Deposit Insurance Corporation's (FDIC's) seizure and sale of certain operations of giant thrift Washington Mutual to JPMorgan Chase. The net result was an evaporation of liquidity as the credit markets seized in September.

In this environment, investors fled to Treasuries and most other asset classes, including municipals, suffered. Underwriters of some tender option bond programs, which provide a vehicle for achieving leveraged exposure to the municipal market, discontinued or greatly reduced their programs. This forced market participants, including the fund, to unwind positions into a somewhat illiquid market, putting further pressure on municipals. To illustrate, the municipal market fell 4.69% in September as gauged by the Barclays Capital Municipal Bond Index.

New municipal supply over the six months was relatively light, as issuance ground to a halt for a time in the wake of the failure of Lehman Brothers. For the first two months of 2009, however, issuance rebounded and was modestly above that of the same period the year before. On the demand side, the largest source of support for municipals over the six months came from retail investors attracted by favorable yields, while mutual fund flows strengthened as the period progressed. Demand was undercut by decreased support from broker dealers and the sidelining of institutional investors who had been using leveraging and hedging strategies in an attempt to benefit from disparities between the tax-free and taxable markets.

The US Federal Reserve Board (the Fed) responded to the liquidity crisis in all of the credit markets by dropping the targeted federal funds rate -— the overnight interbank lending rate and a benchmark for interest rates generally — to the unprecedented level of between 0% and 0.25%. During the period, yields on short- and intermediate-term municipals fell, while yields on longer-term issues ended the period somewhat higher. Since a bond's yield moves in the opposite direction of its price, this meant that intermediate-term municipal bonds generally provided the best returns.

Municipal Bond Yield Curve (as of 8/31/08 and 2/28/09)

Source: Municipal Market Data as of February 28, 2009. For illustrative purposes only; not meant to represent the performance of any DWS product.

The overall result of a decline in short-term yields and an increase in long-term yields was a steepening of the tax-free yield curve over the period.3 On the municipal bond curve, yields on two-year issues fell by 83 basis points while bonds with 30-year maturities experienced a yield increase of 13 basis points, resulting in a total steepening of 96 basis points (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

With respect to credit quality, falling revenues in the current recession have negatively impacted municipal finances across the nation.4 At the same time, downgrades to leading monoline insurers continued during the period, and most insured issues have been trading on the basis of the underlying credits, leading to additional spread widening.5 In addition, the proportion of new issues with insurance is much lower than in the past. The net result of deteriorating fundamentals and a decreased role for insurance has been an increase in non-AAA products and a widening of credit spreads.6

Q: How did DWS California Tax-Free Income Fund perform for the semiannual period ended February 28, 2009?

A: DWS California Tax-Free Income Fund's Class A shares posted a return for the six-month period of -1.67%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) This return compares to 0.05% for the fund's benchmark, the Barclays Capital Municipal Bond Index. The fund outperformed the -6.03% average of its peer group, the Lipper California Debt Funds category.7

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: The fund's positioning along the yield curve was the leading positive contributor to performance. We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral duration (relative to the Barclays Capital Municipal Bond Index) and corresponding sensitivity to interest-rate changes.8 Within this framework, however, we will make judgments about which maturities present the most attractive opportunities. In this vein, we have been gradually moving out on the curve to take advantage of the improved yield differentials available from longer-term securities. That said, fund holdings overall have still been more focused on the intermediate area of the maturity spectrum. The fund's maturity positioning helped performance as the curve continued to steepen over the period, driven by both falling short- and intermediate-term yields and rising yields (and falling prices) on longer-term issues. Given the steepening that has occurred over the past year, we expect to continue to move in the direction of an increased weighting in longer-term issues.

While we have been gradually increasing exposure to lower-rated issues, the fund maintained a tilt toward higher quality during the period. This positioning helped the fund's relative performance as credit spreads widened and prices of lower-quality issues fell. In particular, the fund's holdings of prerefunded bonds aided performance as investors were attracted to the quality and liquidity of these issues, helping to minimize the impact on the fund as tender option bond programs unwound.9

The fund was slightly overweighted in California general obligation (GO) bonds, and this constrained performance as the state's budgetary issues raised concerns and caused GO spreads to widen.10 The fund's position in Puerto Rico issues, which are tax-exempt in all states, suffered as a result of insurer downgrades, which caused these issues to trade on the basis of the underlying credit rather than the insurance guarantee.

In recent months, lower-quality issues have become more attractive relative to higher-quality issues, and we have continued to use intensive credit analysis to selectively increase the fund's exposure in this area. It is important to note, however, that the lower proportion of AAA-rated bonds represented in the fund's portfolio versus past periods is primarily the result of downgrades experienced by leading bond insurers, rather than any shift in fund strategy.

Q: What is your current assessment of the California municipal bond market?

A: During the period, the state of California's general obligation debt was downgraded from A+ to A by Standard & Poor's Corporation, while Moody's Investors Service, Inc. left its rating at A1 but placed the state on its watch list for a downgrade.11 Indeed, the state has fared worse than much of the rest of the country in the current recession. In particular, the state has been significantly impacted by the national housing downturn, following several years of benefiting from rising revenues and increasing surpluses.

Legislative deadlock in the face of a significant budgetary gap delayed California from passing a budget for the 2009 fiscal year. However, the state pleasantly surprised many observers in February, passing a 2010 budget several months early that addresses deficits for the second half of fiscal 2009 and all of fiscal 2010 through a combination of spending cuts and tax increases.

While California continues to face structural deficits, the state has sufficient flexibility to finance them. The implementation of the US fiscal stimulus package holds the potential to help stabilize California's finances and improve the state's economic and employment picture. We remain constructive with respect to the long-term outlook for the state's debt.

1 The unmanaged Barclays Capital Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Barclays Capital US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
4 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
5 Monoline insurers (also referred to as "monoline insurance companies" or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they originally provided services to only one industry.
6 Credit spread reflects the difference in yield between bonds of different credit qualities but comparable maturities.
7 The Lipper California Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in California. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper California Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest in a Lipper category.
8 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.
9 Prerefunded bonds have their principle cash amount already held aside by the original issuer of the debt. A subset of the municipal and corporate bond classes, the funds required to pay off prerefunded bonds are held in escrow until the maturity date, usually by purchasing Treasury or agency paper.
10 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
11 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	2/28/09	8/31/08

Revenue Bonds	69%	63%
US Government Secured	7%	17%
General Obligation Bonds	24%	20%
	100%	100%
Quality	2/28/09	8/31/08

AAA	5%	21%
AA	42%	21%
A	20%	40%
BBB	30%	7%
Not Rated	3%	11%
	100%	100%
Effective Maturity	2/28/09	8/31/08

Less than 1 year	4%	13%
1-4.99 years	20%	26%
5-9.99 years	39%	46%
10-14.99 years	15%	10%
15+ years	22%	5%
	100%	100%
Interest Rate Sensitivity	2/28/09	8/31/08

Duration	6.7 years	6.5 years

Weighted average effective maturity: 9.6 years and 6.8 years, respectively.

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.0%
California 79.3%
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (a)	1,455,000	973,075
Series C, Zero Coupon, 9/1/2018 (a)	1,000,000	625,590
Series C, 6.0%, 9/1/2014 (a)	1,000,000	1,153,320
Series C, 6.0%, 9/1/2016 (a)	1,000,000	1,184,310
Series A, 6.0%, 9/1/2024 (a)	3,500,000	3,942,190
Anaheim, CA, Redevelopment Agency Tax Allocation, Merged Redevelopment Project Area, Series A, 5.0%, 2/1/2025 (a)	5,000,000	4,983,500
Benicia, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2017 (a)	1,735,000	1,193,958
Series A, Zero Coupon, 8/1/2018 (a)	1,510,000	975,007
Big Bear Lake, CA, Water Revenue:
6.0%, 4/1/2015 (a)	3,400,000	3,861,142
6.0%, 4/1/2022 (a)	13,500,000	15,649,470
Brentwood, CA, Infrastructure Financing Authority, Water Revenue, 5.75%, 7/1/2038	2,000,000	2,090,980
Burbank, CA, School District General Obligation, Unified School District, Series B, Zero Coupon, 8/1/2014 (a)	3,000,000	2,481,450
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (a)	4,000,000	2,465,680
California, Bay Area Toll Authority, Toll Bridge Revenue:
Series C, 0.35%*, 4/1/2045	1,500,000	1,500,000
Series B, 0.37%*, 4/1/2039	2,000,000	2,000,000
Series D-1, 0.4%*, 4/1/2045	500,000	500,000
California, Center Unified School District, Series C, Zero Coupon, 9/1/2014 (a)	2,240,000	1,846,723
California, Health Facilities Finance Authority Revenue, Kaiser Permanente, Series A, Zero Coupon, 10/1/2012 (a)	4,900,000	4,371,584
California, Health Facilities Financing Authority Revenue, Providence Health & Services, Series C, 6.5%, 10/1/2033 (b)	2,000,000	2,104,780
California, Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.25%, 8/15/2022	1,665,000	1,692,922
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014 (a)	1,470,000	1,207,987
California, Housing Finance Agency Revenue, Home Mortgage, Series C, AMT, 1.3%*, 8/1/2037	3,000,000	3,000,000
California, Residential Efficiency Financing Authority, Certificates of Participation, Capital Improvements, Series 2007, 5.5%, 4/1/2017 (a)	35,000	35,117
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	4,750,000	5,148,572
California, Single Family Housing Revenue, Mortgage Finance Authority, Series B, AMT, 7.3%, 6/1/2031	25,000	25,673
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	10,000,000	6,228,800
Series A-1, 5.75%, 6/1/2047	4,815,000	2,902,675
California, State Agency General Obligation Lease, Public Works Board, Department of Corrections:
Series A, 7.4%, 9/1/2010 (a)	1,000,000	1,070,150
Series A-2, 7.4%, 9/1/2010	3,365,000	3,601,055
California, State Department of Water Resources, Power Supply Revenue, Series G-2, 0.3%*, 5/1/2011, Lloyds Banking Group PLC (c)	530,000	530,000
California, State General Obligation:
5.125%, 4/1/2024	7,400,000	7,402,886
5.125%, 11/1/2024	1,000,000	999,710
California, State General Obligation, Economic Recovery, Series A, 5.0%, 7/1/2015 (a)	5,000,000	5,319,850
California, State General Obligation, Various Purposes:
5.0%, 11/1/2026	10,000,000	9,724,800
5.0%, 6/1/2029 (a)	10,000,000	9,605,300
5.0%, 12/1/2031 (a)	10,000,000	9,416,300
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,612,584
California, State University Revenue:
Series C, 5.0%, 11/1/2019 (a)	10,000,000	10,731,900
Series A, 5.0%, 11/1/2024 (a)	5,000,000	5,042,750
California, Statewide Communities Development Authority Revenue, Certificates of Participation, Cedars-Sinai Medical Center, 6.5%, 8/1/2012	11,060,000	11,878,772
California, Statewide Communities Development Authority Revenue, Certificates of Participation, Children's Hospital of Los Angeles, 6.0%, 6/1/2010 (a)	1,000,000	1,022,500
California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Series B, 1.741%**, 4/1/2036	5,000,000	2,762,500
California, Statewide Communities Development Authority Revenue, St. Joseph, 5.125%, 7/1/2024 (a)	10,000,000	9,529,300
California, Statewide Communities Development Authority, Certificates of Participation, Sutter Health, 6.0%, 8/15/2017 (a)	1,000,000	1,030,490
Capistrano, CA, School District General Obligation, Unified School District, Improvement District No. 1, Series A, 6.25%, 8/1/2018 (a)	1,000,000	1,057,690
Carlsbad, CA, School District General Obligation, Unified School District, Zero Coupon, 11/1/2018 (a)	3,050,000	1,987,990
Castaic Lake, CA, Water Agency Revenue, Certificates of Participation, 1994 Refunding Project, Series A, 0.36%*, 8/1/2020, Wells Fargo Bank NA (c)	2,385,000	2,385,000
Chino Basin, CA, Water & Sewer Revenue, Regional Financing Authority, 5.9%, 8/1/2011 (a)	1,290,000	1,415,839
Chino Valley, CA, Unified School District, Election 2002, Series C, 5.25%, 8/1/2030 (a)	5,000,000	4,974,350
Contra Costa County, CA, GNMA Mortgage-Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,715,000	3,521,355
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (a)	9,240,000	10,369,405
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (a) (b)	2,365,000	2,366,372
Dry Creek, CA, School District General Obligation, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2021 (a)	1,920,000	1,079,827
Series A, Zero Coupon, 5/1/2022 (a)	1,385,000	738,717
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, 5.0%, 6/1/2037 (a)	10,000,000	9,894,700
Encinitas, CA, State General Obligation, Unified School District, Zero Coupon, 8/1/2017 (a)	4,000,000	2,810,000
Escondido, CA, School District General Obligation, Unified High School District:
Zero Coupon, 5/1/2015 (a)	3,165,000	2,449,742
Zero Coupon, 5/1/2016 (a)	3,335,000	2,439,152
ETM, Zero Coupon, 11/1/2017 (a)	5,500,000	4,139,410
Zero Coupon, 11/1/2018 (a)	4,605,000	2,879,184
ETM, Zero Coupon, 11/1/2020 (a)	7,000,000	4,430,720
Foothill, CA:
ETM, Zero Coupon, 1/1/2018 (a)	10,000,000	7,408,800
ETM, Zero Coupon, 1/1/2020 (a)	10,000,000	6,599,000
Series A, Prerefunded, 7.15%, 1/1/2013	975,000	1,047,696
Foothill, CA, School District General Obligation, Zero Coupon, 8/1/2016 (a)	4,755,000	3,628,350
Foothill, CA, Toll Road Revenue, Eastern Corridor Agency:
Zero Coupon, 1/15/2017 (a)	5,975,000	3,213,355
Zero Coupon, 1/15/2018 (a)	6,250,000	3,080,500
Step-up Coupon, 0% to 7/15/2009, 5.8% to 1/15/2020 (a)	6,500,000	6,436,950
Zero Coupon, 1/15/2025	10,000,000	2,615,300
Step-up Coupon, 0% to 7/15/2009, 5.875% to 1/15/2026	5,000,000	4,481,900
Fresno, CA, School District General Obligation, Unified School District:
Series C, 5.9%, 2/1/2017 (a)	1,760,000	1,976,322
Series A, 6.4%, 8/1/2016 (a)	2,000,000	2,335,940
Healdsburg, CA, School District General Obligation, Unified School District, Zero Coupon, 7/15/2014 (a)	400,000	325,196
Las Virgenes, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 11/1/2013 (a)	2,150,000	1,894,752
Series A, Zero Coupon, 11/1/2014 (a)	1,050,000	888,804
Long Beach, CA, Harbor Revenue:
Series A, AMT, 6.0%, 5/15/2016 (a)	8,430,000	9,051,881
Series A, AMT, 6.0%, 5/15/2019 (a)	10,600,000	11,081,558
Long Beach, CA, Port Authority Revenue:
Series A, AMT, 5.75%, 5/15/2016	12,570,000	12,834,850
Series A, AMT, 6.0%, 5/15/2017 (a)	1,500,000	1,609,110
Series A, AMT, 6.0%, 5/15/2018 (a)	4,000,000	4,250,560
Los Angeles County, CA, Core City General Obligation Lease, Convention and Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (a)	1,000,000	1,103,710
Los Angeles County, CA, Multi-Family Housing Authority Revenue, Canyon Country Villas Project, Series H, 0.4%*, 12/1/2032	2,000,000	2,000,000
Los Angeles, CA, Airport Revenue, Series B, AMT, 5.5%, 8/1/2016 (a)	6,500,000	6,636,760
Los Angeles, CA, Pollution Control Revenue, 6.0%, 6/1/2021 (a)	2,000,000	2,341,040
Los Angeles, CA, Unified School District, Series F, 5.0%, 1/1/2034	7,540,000	7,269,389
Lucia Mar, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2016 (a)	1,000,000	740,060
Merced, CA, School District General Obligation, High School District:
Series A, Zero Coupon, 8/1/2014 (a)	2,045,000	1,647,943
Series A, Zero Coupon, 8/1/2015 (a)	2,090,000	1,597,972
Series A, Zero Coupon, 8/1/2016 (a)	2,140,000	1,545,059
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, Series A, AMT, 7.375%, 9/1/2027	3,535,000	2,911,143
Modesto, CA, General Obligation Lease, Community Project, Series A, 5.6%, 11/1/2014 (a)	1,370,000	1,356,259
Montebello, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2013 (a)	1,945,000	1,692,150
Murrieta Valley, CA, General Obligation, Unified School District:
Series A, Zero Coupon, 9/1/2016 (a)	2,500,000	1,808,975
5.0%, 9/1/2026 (a)	7,155,000	7,273,988
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	272,091
Oakland, CA, Port Authority Revenue, AMT, 5.75%, 11/1/2014 (a)	2,500,000	2,528,025
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019 (a)	1,420,000	889,602
Pittsburg, CA, Redevelopment Agency Tax Allocation, Los Medanos Community Project, Series A, 6.5%, 9/1/2028	10,000,000	10,017,400
Rancho, CA, Water District Financing Authority Revenue:
Series A, 5.0%, 8/1/2027 (a)	14,100,000	13,998,903
Series A, 5.0%, 8/1/2029 (a)	8,400,000	8,169,168
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017 (a)	1,635,000	1,148,588
Richmond, CA, Water & Sewer Revenue, ETM, Zero Coupon, 8/1/2020 (a)	2,495,000	1,547,624
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (a)	1,750,000	1,387,645
Zero Coupon, 6/1/2016 (a)	2,395,000	1,800,800
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,085,000	1,091,955
6.0%, 9/1/2011	850,000	854,293
6.125%, 9/1/2014	605,000	607,009
6.3%, 9/1/2021	1,500,000	1,470,165
Sacramento County, CA, Water Finance Authority Revenue, Water Agency Zones 40 & 41:
Series B, 2.046%**, 6/1/2039 (a)	10,000,000	4,775,000
Series A, 5.0%, 6/1/2026 (a)	11,435,000	11,464,845
Sacramento, CA, Electric Revenue, Municipal Utility District:
Series U, 5.0%, 8/15/2026 (a)	2,615,000	2,611,940
Series U, 5.0%, 8/15/2027 (a)	2,025,000	1,996,164
Series U, 5.0%, 8/15/2028 (a)	2,045,000	1,990,378
Series K, 5.75%, 7/1/2018 (a) (b)	5,170,000	5,958,632
Series G, 6.5%, 9/1/2013 (a)	1,270,000	1,412,812
Sacramento, CA, Other General Obligation Lease, City Financing Authority:
Series B, 5.0%, 11/1/2014	4,200,000	4,456,746
Series A, 5.4%, 11/1/2020 (a) (b)	5,000,000	5,423,009
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (a)	2,685,000	1,707,660
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (a)	1,000,000	1,142,930
Series A, 6.0%, 9/1/2014 (a) (b)	2,195,000	2,476,362
Series A, 6.0%, 9/1/2015 (a)	1,000,000	1,164,220
San Bernardino, CA, County General Obligation, Medical Center Financing Project:
5.5%, 8/1/2017 (a)	3,965,000	4,176,453
6.0%, 8/1/2009 (a)	1,045,000	1,058,481
San Bernardino, CA, Other Revenue Lease:
Series A, 5.25%, 11/1/2013 (a)	3,115,000	3,368,436
Series A, 5.25%, 11/1/2014 (a)	2,330,000	2,519,569
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2014 (a)	1,010,000	843,936
Zero Coupon, 8/1/2017 (a)	1,000,000	715,970
Zero Coupon, 8/1/2019 (a)	1,100,000	688,512
San Diego, CA, School District General Obligation, Election of 1998:
Series B, 6.0%, 7/1/2019 (a) (b)	3,350,000	4,047,135
Series B, 6.05%, 7/1/2018 (a)	770,000	934,203
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2027 (b)	5,085,000	5,232,770
San Francisco, CA, City & County Airports Commission, International Airport Revenue:
Series 24A, AMT, 5.75%, 5/1/2012 (a)	2,570,000	2,648,513
Series 25, AMT, 5.75%, 5/1/2012 (a)	2,890,000	2,978,289
Series 24A, AMT, 5.75%, 5/1/2013 (a)	2,730,000	2,815,094
Series 25, AMT, 5.75%, 5/1/2013 (a)	3,070,000	3,151,723
Series 24A, AMT, 5.75%, 5/1/2014 (a)	2,890,000	2,968,752
Series 24A, AMT, 5.75%, 5/1/2015 (a)	3,060,000	3,128,207
Series 24A, AMT, 5.875%, 5/1/2016 (a)	3,250,000	3,321,142
Series 24A, AMT, 6.0%, 5/1/2011 (a)	2,160,000	2,244,521
Series 25, AMT, 6.0%, 5/1/2011 (a)	2,730,000	2,836,825
San Joaquin Hills, CA, Toll Road Revenue, Transportation Corridor Agency:
ETM, Zero Coupon, 1/1/2010	1,500,000	1,486,425
Series A, Zero Coupon, 1/15/2015 (a)	12,065,000	8,421,611
Series A, Zero Coupon, 1/15/2016 (a)	3,485,000	2,265,738
Series A, Zero Coupon, 1/15/2017 (a)	3,965,000	2,377,533
Series A, Zero Coupon, 1/15/2018 (a)	2,640,000	1,450,812
Series A, Zero Coupon, 1/15/2019 (a)	3,185,000	1,611,419
San Jose, CA, School District General Obligation, Unified School District, Series A, ETM, Zero Coupon, 8/1/2017 (a)	1,350,000	1,026,770
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (a)	1,595,000	1,978,885
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Youth Services Campus, Series A, 5.0%, 7/15/2033	3,500,000	3,384,920
San Ysidro, CA, School District General Obligation, 6.125%, 8/1/2021 (a)	1,400,000	1,606,528
Santa Ana, CA, Other General Obligation, Police Administration and Holding Facility, Series A, 6.25%, 7/1/2024 (a)	2,000,000	2,318,400
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017 (a)	1,005,000	1,051,029
5.5%, 9/1/2018 (a)	1,060,000	1,099,474
5.6%, 9/1/2019 (a)	1,115,000	1,153,222
5.6%, 9/1/2020 (a)	1,180,000	1,200,331
5.65%, 9/1/2024 (a)	1,445,000	1,410,031
5.65%, 9/1/2025 (a)	1,520,000	1,467,818
5.65%, 9/1/2026 (a)	1,605,000	1,537,911
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (a)	3,675,000	4,066,792
Series B, 7.25%, 8/1/2013 (a)	3,400,000	3,817,962
Santaluz, CA, Special Tax Bonds, Santaluz Community Facilities District No. 2, Improvement Area No. 1:
6.25%, 9/1/2021	1,985,000	1,783,602
6.375%, 9/1/2030	4,890,000	4,078,260
Southern California, Electric Revenue, Public Power Authority, Power Project, 6.75%, 7/1/2010	6,000,000	6,432,600
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,607,820
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, ETM, 5.75%, 7/1/2021	880,000	1,043,390
Series A, 5.75%, 7/1/2021	1,120,000	1,308,227
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (a)	3,600,000	1,775,952
Temple City, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2015 (a)	1,250,000	983,838
Ukiah, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2016 (a)	2,000,000	1,470,460
West Covina, CA, Sales & Special Tax Revenue, Fashion Plaza, 5.75%, 9/1/2009	305,000	311,881
		557,622,215
Puerto Rico 13.5%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	8,000,000	7,246,400
Commonwealth of Puerto Rico, General Obligation, Public Improvement:
Series A, 5.25%, 7/1/2022	2,000,000	1,802,140
Series A, 5.5%, 7/1/2019 (a)	22,650,000	21,533,355
Puerto Rico, Electric Power Authority Revenue:
Series JJ, 5.375%, 7/1/2017 (a)	2,105,000	2,079,803
Series JJ, 5.375%, 7/1/2018 (a)	8,710,000	8,614,974
Series KK, 5.5%, 7/1/2015 (a)	25,000,000	25,945,750
Puerto Rico, Industrial Development Revenue, Industrial Tourist Educational, Medical & Environmental Central Facilities:
Series A, 5.625%, 7/1/2015 (a)	2,190,000	2,182,313
Series A, 5.625%, 7/1/2016 (a)	2,215,000	2,184,101
5.625%, 7/1/2017 (a)	2,345,000	2,280,981
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series A, ETM, 6.25%, 7/1/2013 (a)	1,000,000	1,187,670
Puerto Rico, Sales & Special Tax Revenue, Commonwealth Infrastructure Finance Authority, Series A, 5.5%, 10/1/2020	2,000,000	2,131,600
Puerto Rico, Sales & Special Tax Revenue, Highway & Transportation Authority:
Series Z, 6.0%, 7/1/2018 (a)	7,250,000	7,633,130
Series Z, 6.25%, 7/1/2014 (a)	1,000,000	1,028,410
Series A, 6.25%, 7/1/2016 (a)	750,000	801,750
Puerto Rico, State General Obligation:
5.5%, 7/1/2015 (a)	3,665,000	3,628,057
5.65%, 7/1/2015 (a)	1,000,000	997,810
6.5%, 7/1/2015 (a)	4,000,000	4,159,360
		95,437,604
Virgin Islands 1.2%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, Prerefunded, 6.5%, 10/1/2024	7,500,000	8,216,400
Total Municipal Bonds and Notes (Cost $653,831,570)		661,276,219

Municipal Inverse Floating Rate Notes (d) 13.6%
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (e)	11,475,000	11,286,143
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962, 144A, 13.523%, 4/1/2031, Leverage Factor at purchase date: 3 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2025 (e)	13,870,000	14,129,452
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-3, 144A, 17.798%, 4/1/2025, Leverage Factor at purchase date: 4 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2026 (e)	17,205,000	17,416,259
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-2, 144A, 17.815%, 4/1/2026, Leverage Factor at purchase date: 4 to 1
California, State Community Center, College District, Election of 2002, Series A, 5.0%, 8/1/2026 (a) (e)	10,630,000	10,856,897
Trust: California, State Community Center, Series 2008-1154, 144A, 8.72%, 8/1/2026, Leverage Factor at purchase date: 2 to 1
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (e)	3,158,944	3,326,711
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0% 12/1/2024 (e)	2,257,732	2,377,637
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0% 12/1/2025 (e)	1,881,443	1,981,365
Trust: California, State Department of Water Resources, Water Revenue, Series 2705, 144A, 12.463%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
Los Angeles, CA, Department of Water & Power Revenue, Series A, 5.0%, 7/1/2039 (e)	10,000,000	9,740,500
Trust: Los Angeles, CA, Department of Water and Power Revenue, Series 3325, 144A, 16.67%, 7/1/2039, Leverage Factor at purchase date: 4 to 1
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027 (a) (e)	2,137,063	2,145,106
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028 (a) (e)	1,944,611	1,951,929
Trust: San Diego County, CA, Water Utility Improvements, Certificate of Participation, Series 2008-1104, 144A, 8.723%, 5/1/2027, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2032 (e)	10,002,999	10,084,806
Trust: San Francisco, CA, General Obligation, Series 3161, 144A, 12.978%, 8/1/2032, Leverage Factor at purchase date: 3 to 1
Santa Clara County, CA, San Jose Unified School District, Election of 2002, Series D, 5.0%, 8/1/2032 (e)	10,000,000	9,890,900
Trust: Santa Clara County, CA, San Jose Unified School District, Series 1158, 144A, 9.07%, 8/1/2032, Leverage Factor at purchase date: 2 to 1
Total Municipal Inverse Floating Rate Notes (Cost $99,374,488)		95,187,705
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $753,206,058)+	107.6	756,463,924
Other Assets and Liabilities, Net	(7.6)	(53,267,542)
Net Assets	100.0	703,196,382
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of February 28, 2009.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of February 28, 2009.
+ The cost for federal income tax purposes was $752,376,115. At February 28, 2009, net unrealized appreciation for all securities based on tax cost was $4,087,809. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,698,114 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,610,305.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	6.8
Financial Guaranty Insurance Company	13.1
Financial Security Assurance, Inc.	15.1
MBIA Corporation	28.6
Radian Asset Assurance, Inc.	1.8
XL Capital Assurance, Inc.	1.4
(b) At February 28, 2009, these securities have been pledged in whole or in part, as collateral for open interest rate swaps.
(c) Security incorporates a letter of credit from the bank listed.
(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At February 28, 2009, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/(Depreciation) ($)
2/17/2009 2/17/2023	17,300,000[1]	Fixed — 4.915%	Floating — LIBOR	(2,716,951)
12/10/2008 12/10/2023	11,500,000[2]	Fixed — 5.06%	Floating — LIBOR	(2,131,742)
1/8/2010 1/8/2026	12,500,000[3]	Fixed — 3.133%	Floating — LIBOR	642,045
Total unrealized depreciation				(4,206,648)
Counterparties: [1] Goldman Sachs & Co. [2] Citigroup Global Markets, Inc. [3] JPMorgan Chase Securities, Inc.

LIBOR: Represents the London InterBank Offered Rate.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ —
Level 2	756,463,924	(4,206,648)
Level 3	—	—
Total	$ 756,463,924	$ (4,206,648)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as swaps contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2009 (Unaudited)
Assets
Investments in securities, at value (cost $753,206,058)	$ 756,463,924
Cash	470,398
Receivable for investments sold	3,587,629
Receivable for Fund shares sold	2,839,518
Interest receivable	8,266,337
Unrealized appreciation on interest rate swaps	642,045
Due from Advisor	9,224
Other assets	33,713
Total assets	772,312,788
Liabilities
Payable for floating rate notes issued	62,217,792
Dividends payable	501,607
Payable for Fund shares redeemed	885,850
Unrealized depreciation on interest rate swaps	4,848,693
Accrued management fee	254,691
Other accrued expenses and payables	407,773
Total liabilities	69,116,406
Net assets, at value	$ 703,196,382
Net Assets Consist of
Undistributed net investment income	771,663
Net unrealized appreciation (depreciation) on: Investments	3,257,866
Interest rate swaps	(4,206,648)
Accumulated net realized gain (loss)	(818,238)
Paid-in capital	704,191,739
Net assets, at value	$ 703,196,382

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($439,823,677 ÷ 64,154,882 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.86
Maximum offering price per share (100 ÷ 95.50 of $6.86)	$ 7.18

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,648,187 ÷ 239,965 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 6.87

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,923,422 ÷ 1,750,298 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 6.81
Class S Net Asset Value, offering and redemption price(a) per share ($249,801,096 ÷ 36,501,463 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.84
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2009 (Unaudited)
Investment Income
Income: Interest	$ 20,281,619
Expenses: Management fee	1,514,147
Administration fee	351,656
Distribution and service fees	522,859
Services to shareholders	240,453
Custodian fee	12,535
Professional fees	48,444
Trustees' fees and expenses	17,172
Reports to shareholders	25,434
Registration fees	32,079
Interest expense and fees on floating rate notes	872,049
Other	35,295
Total expenses before expense reductions	3,672,123
Expense reductions	(46,178)
Total expenses after expense reductions	3,625,945
Net investment income (loss)	16,655,674
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,322,917
Interest rate swaps	(2,974,103)
348,814
Change in net unrealized appreciation (depreciation) on: Investments	(29,699,161)
Interest rate swaps	(2,906,717)
(32,605,878)
Net gain (loss)	(32,257,064)
Net increase (decrease) in net assets resulting from operations	$ (15,601,390)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended February 28, 2009 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (15,601,390)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities: Purchases of long-term investments	(353,360,314)
Net amortization/accretion of premium (discount)	(2,562,794)
Proceeds from sales and maturities of long-term investments	439,218,434
(Increase) decrease in interest receivable	1,057,390
(Increase) decrease in other assets	(10,011)
(Increase) decrease in receivable for investments sold	(2,787,621)
Increase (decrease) in other accrued expenses and payables	(108,851)
Change in net unrealized (appreciation) depreciation on investments	29,699,161
Change in net unrealized (appreciation) depreciation on interest rate swaps	2,906,717
Net realized (gain) loss from investments	(3,322,917)
Cash provided (used) by operating activities	95,127,804
Cash Flows from Financing Activities
Distributions paid (net of reinvestment of distributions)	(9,389,763)
Increase (decrease) in payable for floating rate notes issued	(55,712,320)
Proceeds from shares sold	105,365,582
Cost of shares redeemed	(135,239,135)
Cash provided (used) for financing activities	(94,975,636)
Increase (decrease) in cash	152,168
Cash at beginning of period	318,230
Cash at end of period	$ 470,398
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 16,985,571
Interest paid on notes	$ (872,049)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Operations: Net investment income	$ 16,655,674	$ 35,818,880
Net realized gain (loss)	348,814	8,775,258
Change in net unrealized appreciation (depreciation)	(32,605,878)	(20,080,296)
Net increase (decrease) in net assets resulting from operations	(15,601,390)	24,513,842
Distributions to shareholders from: Net investment income: Class A	(10,160,161)	(24,850,660)
Class B	(38,047)	(153,704)
Class C	(209,010)	(354,691)
Class S	(5,993,728)	(10,251,791)
Net realized gains: Class A	(6,100,550)	(1,669,020)
Class B	(25,353)	(13,351)
Class C	(157,722)	(25,483)
Class S	(3,646,311)	(639,092)
Total distributions	(26,330,882)	(37,957,792)
Fund share transactions: Proceeds from shares sold	107,632,782	90,052,171
Reinvestment of distributions	16,985,571	22,172,132
Cost of shares redeemed	(135,648,725)	(202,483,380)
Redemption fees	—	10,954
Net increase (decrease) in net assets from Fund share transactions	(11,030,372)	(90,248,123)
Increase (decrease) in net assets	(52,962,644)	(103,692,073)
Net assets at beginning of period	756,159,026	859,851,099
Net assets at end of period (including undistributed net investment income of $771,663 and $516,935, respectively)	$ 703,196,382	$ 756,159,026

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.24	$ 7.35	$ 7.53	$ 7.61	$ 7.57	$ 7.42
Income (loss) from investment operations: Net investment income[b]	.16	.31	.31	.32	.33	.33
Net realized and unrealized gain (loss)	(.30)	(.09)	(.18)	(.08)	.04	.15
Total from investment operations	(.14)	.22	.13	.24	.37	.48
Less distributions from: Net investment income	(.15)	(.31)	(.31)	(.32)	(.33)	(.33)
Net realized gains	(.09)	(.02)	(.00)***	—	—	—
Total distributions	(.24)	(.33)	(.31)	(.32)	(.33)	(.33)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 6.86	$ 7.24	$ 7.35	$ 7.53	$ 7.61	$ 7.57
Total Return (%)[c]	(1.67)**	3.09[d]	1.71	3.27	5.01	6.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	440	498	612	613	617	652
Ratio of expenses before expense reductions (including interest expense) (%)[e]	1.10*	1.35	1.31	1.32	1.10	.94
Ratio of expenses after expense reductions (including interest expense) (%)[e]	1.10*	1.34	1.31	1.32	1.10	.94
Ratio of expenses after expense reductions (excluding interest expense) (%)	.85*	.85	.83	.83	.83	.81
Ratio of net investment income (%)	4.67*	4.29	4.14	4.30	4.34	4.42
Portfolio turnover rate (%)	45**	56	37	32	23	25
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.25	$ 7.37	$ 7.54	$ 7.62	$ 7.58	$ 7.43
Income (loss) from investment operations: Net investment income[b]	.13	.26	.26	.27	.28	.28
Net realized and unrealized gain (loss)	(.29)	(.10)	(.18)	(.08)	.04	.15
Total from investment operations	(.16)	.16	.08	.19	.32	.43
Less distributions from: Net investment income	(.13)	(.26)	(.25)	(.27)	(.28)	(.28)
Net realized gains	(.09)	(.02)	(.00)***	—	—	—
Total distributions	(.22)	(.28)	(.25)	(.27)	(.28)	(.28)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 6.87	$ 7.25	$ 7.37	$ 7.54	$ 7.62	$ 7.58
Total Return (%)[c,d]	(2.04)**	2.14	1.10	2.57	4.17	5.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	5	8	10	16
Ratio of expenses before expense reductions (including interest expense) (%)[e]	1.93*	2.15	2.11	2.20	1.96	1.76
Ratio of expenses after expense reductions (including interest expense) (%)[e]	1.87*	2.12	2.04	2.00	1.78	1.65
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.62*	1.63	1.57	1.51	1.51	1.52
Ratio of net investment income (%)	3.90*	3.51	3.40	3.61	3.66	3.71
Portfolio turnover rate (%)	45**	56	37	32	23	25
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.19	$ 7.31	$ 7.48	$ 7.56	$ 7.52	$ 7.37
Income (loss) from investment operations: Net investment income[b]	.13	.26	.26	.26	.27	.28
Net realized and unrealized gain (loss)	(.29)	(.11)	(.18)	(.08)	.04	.14
Total from investment operations	(.16)	.15	.08	.18	.31	.42
Less distributions from: Net investment income	(.13)	(.25)	(.25)	(.26)	(.27)	(.27)
Net realized gain	(.09)	(.02)	(.00)***	—	—	—
Total distributions	(.22)	(.27)	(.25)	(.26)	(.27)	(.27)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 6.81	$ 7.19	$ 7.31	$ 7.48	$ 7.56	$ 7.52
Total Return (%)[c,d]	(2.07)**	2.15	1.05	2.52	4.26	5.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	11	9	9	9	8
Ratio of expenses before expense reductions (including interest expense) (%)[e]	1.88*	2.13	2.09	2.12	1.91	1.73
Ratio of expenses after expense reductions (including interest expense) (%)[e]	1.87*	2.12	2.09	2.04	1.82	1.69
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.62*	1.63	1.61	1.55	1.55	1.56
Ratio of net investment income (%)	3.90*	3.51	3.35	3.57	3.62	3.67
Portfolio turnover rate (%)	45**	56	37	32	23	25
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.22	$ 7.34	$ 7.52	$ 7.59	$ 7.56	$ 7.42
Income (loss) from investment operations: Net investment income[b]	.16	.33	.33	.33	.34	.35
Net realized and unrealized gain (loss)	(.29)	(.10)	(.19)	(.06)	.04	.15
Total from investment operations	(.13)	.23	.14	.27	.38	.50
Less distributions from: Net investment income	(.16)	(.33)	(.32)	(.34)	(.35)	(.36)
Net realized gains	(.09)	(.02)	(.00)***	—	—	—
Total distributions	(.25)	(.35)	(.32)	(.34)	(.35)	(.36)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 6.84	$ 7.22	$ 7.34	$ 7.52	$ 7.59	$ 7.56
Total Return (%)	(1.57)c**	3.17[c]	1.92	3.63	5.10	6.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	250	244	233	251	272	281
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.91*	1.15	1.10	1.10	.89	.74
Ratio of expenses after expense reductions (including interest expense) (%)[d]	.87*	1.12	1.10	1.10	.89	.74
Ratio of expenses after expense reductions (excluding interest expense) (%)	.62*	.63	.62	.61	.62	.61
Ratio of net investment income (loss) (%)	4.90*	4.51	4.35	4.51	4.55	4.62
Portfolio turnover rate (%)	45**	56	37	32	23	25
[a] For the six months ended February 28, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS California Tax-Free Income Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and ask quotation or evaluated price, as applicable, obtained from one or more broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended February 28, 2009 was approximately $73,032,000, with a weighted average interest rate of 2.39%.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate or fixed income market changes and for duration management, risk management or return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at February 28, 2009. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

B. Purchases and Sales of Securities

During the six months ended February 28, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $353,360,314 and $439,218,434, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

Accordingly, for the six months ended February 28, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.43% of the Fund's average daily net assets.

For the period from September 1, 2008 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	1.63%
Class S	.63%

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest) to the extent necessary to maintain the operating expenses of the Fund of certain classes as follows:

Class B	1.62%
Class C	1.62%
Class S	.62%

For the six months ended February 28, 2009, the Advisor agreed to reimburse the Fund $11,476 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2009, the Advisor received an Administration Fee of $351,656, of which $54,312 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 28, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2009
Class A	$ 58,594	$ —	$ 25,991
Class B	693	613	80
Class C	1,138	349	163
Class S	32,703	32,703	—
	$ 93,128	$ 33,665	$ 26,234

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the six months ended February 28, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2009
Class B	$ 7,557	$ 1,121
Class C	40,813	6,351
	$ 48,370	$ 7,472

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2009	Annualized Effective Rate
Class A	$ 458,389	$ 106,924.21%
Class B	2,441	399.24%
Class C	13,659	205.25%
	$ 474,489	$ 107,528

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2009 aggregated $10,201.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2009, the CDSC for Class B and C shares aggregated $2,912 and $1,900, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,988, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson and Vice Chairperson.

D. Fee Reductions

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2009, the Fund's custodian fee was reduced by $457 and $580, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2009		Year Ended August 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,123,388	$ 14,442,713	6,859,296	$ 50,146,486
Class B	13,240	91,611	43,959	321,675
Class C	485,415	3,267,813	439,832	3,206,101
Class S	13,342,941	89,830,645	5,038,293	36,377,909
		$ 107,632,782		$ 90,052,171
Shares issued to shareholders in reinvestment of distributions
Class A	1,689,642	$ 11,295,637	2,009,907	$ 14,723,822
Class B	5,957	39,908	13,753	101,089
Class C	34,009	225,475	32,568	236,953
Class S	812,761	5,424,551	972,446	7,110,268
		$ 16,985,571		$ 22,172,132
Shares redeemed
Class A	(8,479,012)	$ (56,837,660)	(23,321,269)	$ (169,485,541)
Class B	(179,891)	(1,226,378)	(378,871)	(2,773,184)
Class C	(340,152)	(2,191,120)	(156,712)	(1,138,710)
Class S	(11,438,701)	(75,393,567)	(3,973,698)	(29,085,945)
		$ (135,648,725)		$ (202,483,380)
Redemption fees		$ —		$ 10,954
Net increase (decrease)
Class A	(4,665,982)	$ (31,099,310)	(14,452,066)	$ (104,608,724)
Class B	(160,694)	(1,094,859)	(321,159)	(2,350,420)
Class C	179,272	1,302,168	315,688	2,304,344
Class S	2,717,001	19,861,629	2,037,041	14,406,677
		$ (11,030,372)		$ (90,248,123)

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2008. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
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Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KCTAX	KCTBX	KCTCX	SDCSX
CUSIP Number	23337H 108	23337H 207	23337H 306	23337H 405
Fund Number	9	209	309	2409

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        April 28, 2009